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                                                                    Exhibit 10.3


                           QUALIFIED BORROWER GUARANTY

            UNCONDITIONAL GUARANTY OF PAYMENT (this "Guaranty"), is made as of December 11, 2002 by AMB PROPERTY, L.P., a Delaware limited partnership (the "Guarantor") for the benefit of JPMORGAN CHASE BANK, as Administrative Agent and J.P. MORGAN EUROPE LIMITED, as Administrative Agent (collectively, the "Administrative Agent") for the banks (the "Banks") that are from time to time parties to that certain Amended and Restated Revolving Credit Agreement (the "Credit Agreement"), dated as of December 11, 2002 among the Guarantor, the banks listed on the signature pages thereof, the Administrative Agent, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, Bank One, NA, Commerzbank Aktiengesellschaft New York and Grand Cayman Branches, and Wachovia Bank, N.A., as Documentation Agents, PNC Bank, National Association, The Bank of Nova Scotia, acting through its San Francisco Agency, and Wells Fargo Bank, N.A., as Managing Agents, and Keybank National Association, as Co-Agent.

            Capitalized terms not otherwise defined in this Guaranty shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, pursuant to the terms of the Credit Agreement, a Qualified Borrower may request that the Banks make one or more loans (each, a "Loan") to the Qualified Borrower, to be guaranteed by Guarantor by this Guaranty and to be evidenced by Qualified Borrower Notes (collectively, the "Note"), payable by the Qualified Borrower to the order of the Banks.

            WHEREAS, this Guaranty is the "Qualified Borrower Guaranty" referred to in the Credit Agreement;

            WHEREAS, in order to induce the Administrative Agent and the Banks to make one or more Loans to one or more Qualified Borrowers, and to satisfy one of the conditions contained in the Credit Agreement with respect thereto, the Guarantor has agreed to enter into this Guaranty.

            NOW THEREFORE, in consideration of the premises and the direct and indirect benefits to be derived from the making of the Loans by the Banks to Qualified Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

            i. Guarantor, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely, and unconditionally guarantees the full and punctual payment when due, whether at stated maturity or otherwise, of all obligations of each and every Qualified Borrower now or hereafter existing under the Note (whether executed and delivered simultaneously
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herewith or subsequently), or under any of the other Loan Documents (such obligations, whenever arising, being the "Guaranteed Obligations"), and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Administrative Agent in enforcing its rights under this Guaranty.

            ii. It is agreed that the obligations of Guarantor hereunder are primary and this Guaranty shall be enforceable against Guarantor and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by the Administrative Agent against the relevant Qualified Borrower or its respective successors or assigns or any other party or against any security for the payment and performance of the Guaranteed Obligations and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in such Qualified Borrower's financial condition and any other fact which might materially increase the risk to Guarantor), all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by the Administrative Agent against such Qualified Borrower or its respective successors or assigns, any of the rights or remedies reserved to the Administrative Agent pursuant to the provisions of the Loan Documents. Guarantor hereby agrees that any notice or directive given at any time to the Administrative Agent which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by the Administrative Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent has specifically agreed otherwise in a writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, the Banks would not make Loans and the Fronting Bank would not issue Letters of Credit on behalf of any Qualified Borrower.

            iii. Guarantor hereby waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by the Administrative Agent of, this Guaranty. Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, offset, set-off or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by the Administrative Agent other than the defense of the actual timely payment and performance by the relevant Qualified Borrower of the Guaranteed Obligations hereunder; provided, however, that the foregoing shall not be deemed a waiver of Guarantor's right


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to assert any compulsory counterclaim, if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Guarantor's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Administrative Agent or any Bank in any separate action or proceeding. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Banks or the Fronting Bank.

            iv. The provisions of this Guaranty are for the benefit of the Administrative Agent on behalf of the Banks and their successors and permitted assigns, and nothing herein contained shall impair as between any Qualified Borrower and the Administrative Agent the obligations of such Qualified Borrower under the Loan Documents.

            v. This Guaranty shall be a continuing, unconditional and absolute guaranty and the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, all without notice or the further consent of Guarantor:

                  (1) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

                  (2) any extension of time that may be granted by the Administrative Agent to any Qualified Borrower, any guarantor, or their respective successors or assigns, heirs, executors, administrators or personal representatives; or

                  (3) any action which the Administrative Agent may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to the Administrative Agent under this Guaranty or available to the Administrative Agent at law, equity or otherwise, or any action on the part of the Administrative Agent granting indulgence or extension in any form whatsoever; or

                  (4) any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which the Administrative Agent and/or the Banks have been granted a lien or security interest to secure any indebtedness of any Qualified Borrower to the Administrative Agent and/or the Banks; or

                  (5) any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by any


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                        Qualified Borrower to the Administrative Agent and/or
                        the Banks; or

                  (6) the application of any sums by whomsoever paid or however realized to any amounts owing by any Qualified Borrower to the Administrative Agent and/or the Banks under the Loan Documents in such manner as the Administrative Agent shall determine in its sole discretion; or

                  (7) any Qualified Borrower's or the Guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of any Qualified Borrower's or Guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting any Qualified Borrower or Guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of any Qualified Borrower or Guarantor from the payment and performance of their respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of any Qualified Borrower or Guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or Guarantor's liability under this Guaranty, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

                  (8) any improper disposition by any Qualified Borrower of the proceeds of the Loans, it being acknowledged by Guarantor that the Administrative Agent shall be entitled to honor any request made by any Qualified Borrower for a disbursement of such proceeds and that the Administrative Agent shall have no obligation to see the proper disposition by such Qualified Borrower of such proceeds.

                  (9) Guarantor hereby agrees that if at any time all or any part of any payment at any time received by the Administrative Agent from any Qualified Borrower under any of the Notes or other Loan Documents or Guarantor under or with respect to this Guaranty is or must be rescinded or returned by the Administrative Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Qualified Borrower or


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                        Guarantor), then Guarantor's obligations hereunder
                        shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by the Administrative Agent, and Guarantor's obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to the Administrative Agent had never been made.

                  (10) Until this Guaranty is terminated pursuant to the terms hereof, the Guarantor (i) shall have no right of subrogation against any Qualified Borrower or any entity comprising same by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder; (ii) hereby waives any right to enforce any remedy which Guarantor now or hereafter shall have against any Qualified Borrower or any entity comprising same by reason of any one or more payment or acts of performance in compliance with the obligations of Guarantor hereunder; and (iii) from and after an Event of Default (as defined in the Credit Agreement) subordinates any liability or indebtedness of any Qualified Borrower or any entity comprising same now or hereafter held by Guarantor to the obligations of each Qualified Borrower under the Loan Documents.

            vi. Guarantor hereby represents, warrants and covenants on its own behalf to the Administrative Agent with the knowledge that the Administrative Agent is relying upon the same, as follows:

                   (1) Guarantor will be familiar with the financial condition of each Qualified Borrower;

                   (2) Guarantor has determined that it is in its best interest to enter into this Guaranty;

                   (3) this Guaranty is necessary and convenient to the conduct, promotion and attainment of Guarantor's business, and is in furtherance of Guarantor's business purposes;

                   (4) the benefits to be derived by Guarantor from each Qualified Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations of Guarantor undertaken pursuant to this Guaranty;

                   (5) the Guarantor is solvent and has full partnership power and legal right to enter into this Guaranty and to perform its obligations


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                        under the terms hereof and (i) Guarantor is organized
                        and validly existing under the laws of its state of formation, (ii) Guarantor has complied with all provisions of applicable law in connection with all aspects of this Guaranty, and (iii) the person executing this Guaranty on behalf of Guarantor has all the requisite power and authority to execute and deliver this Guaranty; and

                   (6) this Guaranty has been duly executed by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity whether such enforceability is considered in a proceeding in equity or at law.

      The foregoing representations and warranties shall be deemed to be made as of the date hereof and as the date of the making any Loan or the issuance of any Letter of Credit to or for the account on any Qualified Borrower.

            vii. Each of Guarantor and the Administrative Agent acknowledges and agrees that this Guaranty is a guaranty of payment and not of collection and enforcement in respect of any obligations which may accrue to the Administrative Agent and/or the Banks from each Qualified Borrower under the provisions of any Loan Document.

            viii. Subject to the terms and conditions of the Credit Agreement, and in conjunction therewith, the Administrative Agent may assign any or all of its rights under this Guaranty.

            ix. Guarantor agrees, upon the written request of the Administrative Agent, to execute and deliver to the Administrative Agent, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by the Administrative Agent or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms, provided, that, any such modification, amendment, additional instrument or document shall not increase Guarantor's obligations or diminish its rights hereunder and shall be reasonably satisfactory as to form to Guarantor and to Guarantor's counsel.

            x. The representations and warranties of the Guarantor set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof.

            xi. This Guaranty together with the Credit Agreement, each Note now or hereafter executed and delivered by any Qualified Borrower, and the other Loan Documents contain the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and may not be modified,


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amended, supplemented or discharged except by a written agreement signed by
Guarantor and the Administrative Agent.

            xii. If all or any portion of any provision contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions thereof shall continue in full force and effect.

            xiii. This Guaranty may be executed in counterparts which together shall constitute the same instrument.

            xiv. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission followed by telephonic confirmation or similar writing) and shall be addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others:

If to a
Qualified Borrower:              At the address identified therefor by Borrower
                                 at the time such Qualified Borrower delivers its Note or, if no such address is so identified, at the address of Borrower set forth in the Credit Agreement for notices.

If to
Guarantor:                       At the address set forth in the Credit
                                 Agreement for notices.

With Copies of
Notices to the
Qualified Borrower
or Guarantor to:                 Piper Rudnick
                                 203 North LaSalle Street, Suite 1800
                                 Chicago, Illinois 60601
                                 Attention: James M. Phipps, Esq.

If to the Administrative Agent:  JPMorgan Chase Bank
                                 270 Park Avenue
                                 4th Floor
                                 New York, New York 10017
                                 Attention: John F. Mix, Vice President

With Copies to:                  JPMorgan Chase Bank
                                 1 Chase Manhattan Plaza
                                 8th Floor
                                 New York, New York 10081


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                                 Attn: Evan Repousis

With Copies to:                  Skadden, Arps, Slate, Meagher & Flom
                                 4 Times Square
                                 New York, New York 10036
                                 Attention:  Martha Feltenstein, Esq.

            Each such notice, request or other communication shall be effective
(i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the telex number or facsimile number specified in this Section and the appropriate answerback or facsimile confirmation is received, (ii) if given by certified registered mail, return receipt requested, with first class postage prepaid, addressed as aforesaid, upon receipt or refusal to accept delivery, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid for next day delivery, or (iv) if given by any other means, when delivered at the address specified in this Section.

            xv. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the Administrative Agent and its successors and assigns.

            xvi. The failure of the Administrative Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Administrative Agent, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against the Administrative Agent must be expressly set forth in a writing signed by the Administrative Agent.

            xvii.             (1)   THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS
                                    OF THE PARTIES HEREUNDER SHALL BE CONSTRUED
                                    IN ACCORDANCE WITH AND BE GOVERNED BY THE
                                    LAWS OF THE STATE OF NEW YORK.

                   (2) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Guarantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Guarantor at the address for notices set forth herein. Guarantor hereby irrevocably


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                        waives any objection which it may now or hereafter have
                        to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdiction.

                   (3) EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT TO ACCEPT THIS GUARANTY AND THAT THE LOANS MADE BY THE BANKS ARE MADE IN RELIANCE UPON SUCH WAIVER. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY THE ADMINISTRATIVE AGENT IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

                   (4) Guarantor hereby further covenants and agrees with the Administrative Agent that Guarantor may be joined in any action against the Qualified Borrower in connection with the Loan Documents and that recovery may be had against Guarantor in such action or in any independent action against Guarantor (with respect to the Guaranteed Obligations), without the Administrative Agent first pursuing or exhausting any remedy or claim against the Qualified Borrower or its successors or assigns. Guarantor also agrees that, in an action brought with respect to the Guaranteed Obligations in any jurisdiction, it shall be conclusively bound by the judgment in any such action by the Administrative Agent (wherever brought) against any Qualified Borrower or its successors or assigns, as if Guarantor were a party to such action, even though Guarantor was not joined as parties in such action.


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                   (5)  Guarantor hereby agrees to pay all reasonable expenses
                        (including, without limitation, attorneys' fees and disbursements) which may be incurred by the Administrative Agent in connection with the enforcement of its rights under this Guaranty, whether or not suit is initiated.

            xviii. Subject to the terms of Section 5(i) hereof, this Guaranty shall terminate and be of no further force or effect upon the full performance and payment of the Guaranteed Obligations hereunder. Upon termination of this Guaranty in accordance with the terms of this Guaranty, the Administrative Agent promptly shall deliver to Guarantor such documents as Guarantor or Guarantor's counsel reasonably may request in order to evidence such termination.

            xix. All of the Administrative Agent's rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Administrative Agent.


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            IN WITNESS WHEREOF, the undersigned has cause this Guaranty to be duly executed and delivered as of the date first set forth above.

                              GUARANTOR:

                              AMB PROPERTY, L.P.,
                              a Delaware limited partnership

                              By:   AMB Property Corporation, a Maryland
                                    corporation and its sole general partner


                                    By:  /s/ Gayle P. Starr
                                         ________________________
                                          Name:  Gayle P. Starr
                                          Title: SVP

ACCEPTED:

JPMORGAN CHASE BANK,
 as Administrative Agent

By:   /s/ Christina Gould
      ______________________
      Name:  Christina Gould
      Title: Vice President


J.P. MORGAN EUROPE LIMITED,
 as Administrative Agent

By:   /s/ C. Walsh                 /s/ N. Hall
      _____________________        _____________________
      Name: C. Walsh               Name: N. Hall
      Title: Associate             Title: Associate

                          ACKNOWLEDGMENT FOR GUARANTOR

STATE OF CALIFORNIA      )
                         ) SS.
COUNTY OF SAN FRANCISCO  )


            On December 6, 2002, before me personally came Gayle P. Starr, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that [s]he is Senior Vice President of AMB Property Corporation, and that [s]he executed the foregoing instrument in the organization's name, and that [s]he had authority to sign the same, and [s]he acknowledged to me that [s]he executed the same as the act and deed of said organization for the uses and purposes therein mentioned.

[Seal]
                                    /s/ Jocelyn Clarin Richards
                                    _______________________________
                                    Notary Public